UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT ANNUAL SHAREHOLDERS’ MEETING

INFORMATION — YOUR VOTE COUNTS!

Important Notice Regarding the Availability of Proxy Materials for the

McDonald’s Annual Shareholders’ Meeting to be Held on May 22, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the McDonald’s Annual Shareholders’ Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and location of the McDonald’s Annual Shareholders’ Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2007 Annual Report are available at:

www.investorvote.com/mcd

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/mcd.
Step 2: Click the View button(s) to access the proxy materials.
Step 3: Return to the www.investorvote.com/mcd window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to vote and select delivery preferences.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 12, 2008 to facilitate timely delivery.

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McDonald’s Annual Shareholders’ Meeting will be held on May 22, 2008 at The Lodge, Prairie Ballroom on McDonald’s Office Campus, Oak Brook, Illinois at 9:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors.

2.	Approval of the appointment of the independent registered public accounting firm.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

McDonald’s Annual Shareholders’ Meeting Information

Admission: If you plan to attend the meeting, please bring this notice or other proof of share ownership to the meeting. The registration desk will open at 7:30 a.m. Central Time. For the security of those attending the meeting, please be aware that all purses, briefcases, bags, etc. will be subject to inspection. Cameras and other recording devices will not be permitted at the meeting.

Voting at the Meeting: If you plan to attend and vote at the meeting, bring this notice or other proof of share ownership to the meeting.

Directions: Directions to the McDonald’s Annual Shareholders’ Meeting are available in the Proxy Statement, which can be viewed at www.investorvote.com/mcd.

Webcast: View a live webcast of the McDonald’s Annual Shareholders’ Meeting on www.investor.mcdonalds.com by clicking on the link under “webcasts.” An archived replay will be available via webcast and podcast for a limited time.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the Internet, telephone or e-mail options below.
E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials.
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
→ Internet – Go to www.investorvote.com/mcd. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your future delivery preference.

→      Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the current meeting materials. You can also submit your future delivery preference.

→      E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Order” in the subject line. Include in the message your full name and address, plus the three sets of numbers located in the shaded bar on the reverse side of this notice and state in the e-mail that you want a paper copy of current meeting materials. You can also state your future delivery preference.

To facilitate timely delivery, all requests for a paper copy of the current meeting materials must be received on or before May 12, 2008.
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MCDONALD’S CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER LOGO HERE

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51 MERCEDES WAY

EDGEWOOD NY 11717

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John Sample

1234 ANYWHERE STREET

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Shareholder Meeting to be held on May 22, 2008

Proxy Material Available

1 Annual Report

2 Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 09, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual Meeting

Meeting Date: May 22, 2008

Meeting Time: 9:00 AM CDT

For holders as of: March 24, 2008

Meeting Location:

Prairie Ballroom at The Lodge

McDonald’s Office Campus

Oak Brook, Illinois

View a live webcast on

www.investor.mcdonalds.com

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors

Nominees

1A Ralph Alvarez

1B Susan E. Arnold

1C Richard H. Lenny

1D Cary D. McMillan

1E Sheila A. Penrose

1F James A. Skinner

The Board of Directors recommends you vote FOR the following proposal(s).

2 Approval of the independent registered public accounting firm

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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